Tradr 2X Long SPY Weekly ETF

Ticker: SPYB

Tradr 2X Long Triple Q Weekly ETF

Ticker: QQQW

Tradr 2X Long SOXX Weekly ETF

Ticker: SOXW

Tradr 1.75X Long TLT Quarterly ETF

Ticker: TLTQ

Tradr 1.5X Long TSLA Weekly ETF

Ticker: TSLW

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 27, 2025, to the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the Tradr 2X Long SPY Weekly ETF, Tradr 2X Long Triple Q Weekly ETF, Tradr 2X Long SOXX Weekly ETF, Tradr 1.75X Long TLT Quarterly ETF and Tradr 1.5X Long TSLA Weekly ETF (each, a “Fund”). Each Plan of Liquidation authorizes the termination, liquidation and dissolution of the respective Fund.

Each Fund will create and redeem creation units through February 21, 2025 (the “Closing Date”), which will also be the last day of trading on The NASDAQ Stock Market LLC, each Fund’s principal U.S. listing exchange. On or about February 28, 2025 (the “Liquidation Date”), each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record as of the Liquidation Date. Shareholders of record on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of each Fund, AXS Investments LLC, the Funds’ advisor, may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets.  As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent each Fund from achieving its investment objective. Shareholders of each Fund may sell their holdings on The NASDAQ Stock Market LLC on or prior to the Closing Date. Customary brokerage charges may apply to such transactions. After the Closing Date, we cannot assure you that there will be a market for your shares.

Please contact the Funds at 1-303-623-2577 if you have any questions or need assistance.

Please file this Supplement with your records.